SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report: January 30, 2002
(Date of earliest event reported)



                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                        333-52088                             51-0362653
--------                        ---------                             ----------
(State or Other          (Commission File Number)              (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)

8400 Normandale Lake Blvd.                                                 55437
                                                                           -----
Suite 250                                                             (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


________________________________________________________________________________



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Item 5.           Other Events.
                  ------------

                  On January 30, 2002, the Registrant will cause the issuance and sale of Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 2002-KS1, Class A-I-1, Class A- I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-II-1 and Class A-II-2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 1, 2002, among the Registrant, Residential Funding Corporation, as Master Servicer and Bankers Trust Company, as Trustee.

                  In connection with the sale of the Series 2002-KS1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-I-5, Class A-I-6, Class A-II-1 and Class A-II-2 Certificates (together, the "Underwritten Certificates"), the Registrant has been advised by J.P. Morgan Securities Corporation and Residential Funding Securities Corporation (the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-52088, which Computational Materials are being filed electronically as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational  Materials were prepared by the Underwriters at the request of certain prospective investor; based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.



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Item 7.       Financial Statements. Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------


      (a)     Financial Statements.
              --------------------

              Not applicable.

      (b)     Pro Forma Financial Information.
              -------------------------------

              Not applicable.

      (c)     Exhibits


                           ITEM 601(A) OF
                           REGULATION S-K
EXHIBIT NO.                EXHIBIT NO.                   DESCRIPTION

        1                          99                   Computational Materials




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Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                 RESIDENTIAL ASSET SECURITIES
                                                  CORPORATION

                                         By:/s/Julie Steinhagen
                                       Name: Julie Steinhagen
                                      Title: Vice President



Dated: January 30, 2002



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                                                   EXHIBIT INDEX



              Item 601(a) of         Sequentially
Exhibit       Regulation S-K         Numbered
Number.       Exhibit No.            Description                   Page

1             99                     Computational          Filed Electronically
                                     Materials


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